Exhibit 10.10

FIRST AMENDMENT TO

FINANCING AGREEMENT

FIRST AMENDMENT, dated as of March 14, 2014 (this “Amendment”), to the Financing Agreement, dated as of November 21, 2013 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among METALICO, INC., a Delaware corporation (“Company”), each subsidiary of the Company listed as a “Borrower” on the signature pages thereto (together with the Company and each other Person (as thereinafter defined) that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the Lenders from time to time party thereto, TPG SPECIALTY LENDING, INC., a Delaware corporation (“TSL”), as agent for the Lenders (in such capacity, “Agent”) and Lead Arranger, and the Person party thereto from time to time as service agent for the Lenders (in such capacity, “Service Agent”).

WHEREAS, the Borrowers, the Agent, the Service Agent and the Lenders hereby agree to modify the Financing Agreement on and subject to the terms set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2. Amendments to Definitions. Section 1.1 of the Financing Agreement is hereby amended as follows:

(a) The following new definition of “First Amendment” is added in alphabetical order to Section 1.1 of the Financing Agreement to read as follows:

“‘First Amendment’ means the First Amendment to Financing Agreement, dated as of March 14, 2014 by and among the Agent, the Service Agent, the Required Lenders and the Loan Parties.”

(b) The following new definition of “First Amendment Effective Date” is added in alphabetical order to Section 1.1 of the Financing Agreement to read as follows:

“‘First Amendment Effective Date’ has the meaning specified therefor in Section 3 of the First Amendment.”

2. Financial Covenants. Section 6.8(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

“(b) Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any period indicated below, in an aggregate amount for Company and its Subsidiaries in excess of the corresponding amount set forth below opposite such period:

Period	Consolidated Capital Expenditures
For the 3 months ended December 31, 2013	$2,500,000
For the 3 months ended March 31, 2014	$2,500,000
For the 6 months ended June 30, 2014	$6,000,000
For the 9 months ended September 30, 2014	$9,000,000
For the 12 months ended December 31, 2014	$11,500,000
For the 3 months ended March 31, 2015	$2,500,000
For the 6 months ended June 30, 2015	$6,000,000
For the 9 months ended September 30, 2015	$9,000,000
For the 12 months ended December 31, 2015	$11,500,000
For the 3 months ended March 31, 2016	$2,500,000
For the 6 months ended June 30, 2016	$6,000,000
For the 9 months ended September 30, 2016	$9,000,000
For the 12 months ended December 31, 2016	$11,500,000
For the 3 months ended March 31, 2017	$2,500,000
For the 6 months ended June 30, 2017	$6,000,000
For the 9 months ended September 30, 2017	$9,000,000
For the 12 months ended December 31, 2017	$11,500,000
For the 3 months ended March 31, 2018	$2,500,000
For the 6 months ended June 30, 2018	$6,000,000

Period	Consolidated Capital Expenditures
For the 9 months ended September 30, 2018	$9,000,000
For the 12 months ended December 31, 2018	$11,500,000
For the 3 months ended March 31, 2019	$2,500,000
For the 6 months ended June 30, 2019	$6,000,000
For the 9 months ended September 30, 2019	$9,000,000
For the 12 months ended December 31, 2019	$11,500,000	”

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, in a manner reasonably satisfactory to the Required Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Required Lenders is hereinafter referred to as the “First Amendment Effective Date”):

(a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date hereof shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date. No Event of Default or Default shall have occurred and be continuing or would result from the consummation of the First Amendment.

(b) Delivery of Amendment. Agent shall have received this Amendment, duly executed by the Borrowers, the Guarantors, the Agent, the Service Agent and the Required Lenders.

(c) Expenses. Company shall have paid all costs and expenses of the Agent, the Service Agent and the Lenders pursuant to Section 10.2 of the Financing Agreement in connection with the preparation, execution and delivery of this Amendment.

4. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment (including, without limitation, Section 5) and the performance by each Loan Party of the Financing Agreement, as amended hereby, has been duly authorized by all necessary action, and each Loan Party has all requisite power, authority and legal right to execute, deliver and perform this Amendment (including, without limitation, Section 5) and to perform the Financing Agreement, as amended hereby.

(b) This Amendment and the Financing Agreement, as amended hereby, is a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with the terms thereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

5. Release. The Loan Parties may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Financing Agreement or the other Loan Documents. The Agent, the Lead Arranger, the Service Agent, the Lenders and the Loan Parties desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each Loan Party makes the releases contained in this Section 5. In consideration of the Agent, the Lead Arranger, the Service Agent, and the Lenders entering into this Amendment and agreeing to substantial concessions as set forth herein, each Loan Party hereby fully and unconditionally releases and forever discharges each of the Agent, the Lead Arranger, the Service Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Loan Party has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Revolving Loans, the Term Loans, the Obligations, the Financing Agreement or any of the Loan Documents, in each case, regarding or relating to the Financing Agreement and the other Loan Documents (collectively, all of the foregoing, the “Claims”). Each Loan Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by any Loan Party against the Released Parties which is not released hereby, in each case, regarding or relating to the Financing Agreement and the other Loan Documents. Each Loan Party represents and warrants that the foregoing constitutes a full and complete release of all such Claims.

6. Miscellaneous.

(a) Continued Effectiveness of the Financing Agreement. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date (i) all references in the Financing Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the “Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment. To the extent that the Financing Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent, the Lead Arranger, the Service Agent and the Lenders under the Financing Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Financing Agreement or any other Loan Document.

(b) Reaffirmation. Each of Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Pledge and Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(d) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e) Costs and Expenses. The Loan Parties agree to pay on demand all reasonable fees, costs and expenses of the Agent, Service Agent and the Lenders pursuant to Section 10.2 of the Financing Agreement in connection with the preparation, execution and delivery of this Amendment.

(f) First Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(g) Governing Law. This Amendment shall be governed by the laws of the State of New York.

(h) Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

METALICO, INC.
AMERICAN CATCON, INC.
BUFFALO SHREDDING AND RECOVERY, LLC
FEDERAL AUTOCAT RECYCLING, L.L.C.
GOODMAN SERVICES, INC.
HYPERCAT ADVANCED CATALYST PRODUCTS, LLC
MAYCO INDUSTRIES, INC.
METALICO AKRON, INC.
METALICO ALUMINUM RECOVERY, INC.
METALICO BUFFALO, INC.
METALICO JBI CLEVELAND, LLC
METALICO PITTSBURGH, INC.
METALICO ROCHESTER, INC.
METALICO TRANSFER, INC.
METALICO TRANSPORT, INC.
METALICO YOUNGSTOWN, INC.
SANTA ROSA LEAD PRODUCTS, INC.
SKYWAY AUTO PARTS, INC.
TOTALCAT GROUP, INC.
TRANZACT CORPORATION

By	/s/ MICHAEL J. DRURY
Name:	Michael J. Drury
Title:	Authorized Representative

GUARANTORS:

ABBY BURTON, LLC
ADRIANA ELEVEN, LLC
ALLISON MAIN, LLC
CATHERINE LAKE, LLC
ELIZABETH HAZEL LLC
ELLEN BARLOW, LLC
GABRIELLE MAIN, LLC
GENERAL SMELTING & REFINING, INC.
MACKENZIE SOUTH, LLC
MEGAN DIVISION, LLC
MELINDA HAZEL LLC
METALICO AKRON REALTY, INC.
METALICO ALABAMA REALTY, INC.
METALICO COLLIERS REALTY, INC.
METALICO-GRANITE CITY, INC.
METALICO GULFPORT REALTY, INC.
METALICO NEVILLE REALTY, INC.
METALICO NEW YORK, INC.
METALICO SYRACUSE REALTY, INC.
METALICO TRANSFER REALTY, INC.
OLIVIA DEFOREST, LLC
RIVER HILLS BY THE RIVER, INC.
WEST COAST SHOT, INC.

By	/s/ MICHAEL J. DRURY
Name:	Michael J. Drury
Title:	Authorized Representative

TPG SPECIALTY LENDING, INC.,
as Agent, Lead Arranger and a Lender

By:	/s/ MICHAEL FISHMAN
Name:	Michael Fishman
Title:	CEO

TPG SL SPV, LLC,
as a Lender

By:	/s/ MICHAEL FISHMAN
Name:	Michael Fishman
Title:	President

PNC BANK, NATIONAL ASSOCIATION,
as Service Agent and a Lender

By:	/s/ SARI GARRICK
Name:	Sari Garrick
Title:	Senior Vice President